Exhibit 32

NATIONAL FUEL GAS COMPANY

Certification Pursuant to Section 906
of Sarbanes-Oxley Act of 2002

              Each of the undersigned, PHILIP. C. ACKERMAN, the Chairman of the Board, President and Chief Executive Officer, and JOSEPH P. PAWLOWSKI, the Treasurer and Principal Financial Officer, of NATIONAL FUEL GAS COMPANY (the "Company"), DOES HEREBY CERTIFY that:

  The Company's Annual Report on Form 10-K for the year ended September 30, 2003 (the "Annual Report") fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, as amended; and

  Information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

              IN WITNESS WHEREOF, each of the undersigned has executed this statement this 29th day of December, 2003.

                                                                  /s/  Philip C. Ackerman
                                                                  -----------------------
                                                                  Chairman of the Board, President and
                                                                  Chief Executive Officer

                                                                  /s/  Joseph P. Pawlowski
                                                                  ------------------------
                                                                  Treasurer and Principal Financial Officer

              A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.